EXHIBIT 10.1

                    EIGHTH AMENDMENT TO CREDIT AGREEMENT



           EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 16, 1998, among DADE BEHRING HOLDINGS, INC. ("Holdings"), DADE BEHRING INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                            W I T N E S S E T H :

            WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 and amended and restated as of April 29, 1997 (as amended, modified, restated or supplemented to the date hereof, the "Credit Agreement"); and

            WHEREAS, the Banks wish to grant the consent provided below, and the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:


  I.   Amendments  and Consents to Credit Agreement.

            1. Notwithstanding anything to the contrary contained in Sections 7.11 and 8.16 of the Credit Agreement, in the Pledge Agreement, in the First Amendment, in the Second Amendment to Credit Agreement, dated as of December 12, 1997, or in the Fifth Amendment to Credit Agreement, dated as of April 30, 1998, the Banks hereby agree that Holdings and its Subsidiaries shall not (subject to the immediately succeeding proviso) be required to pledge to the Pledgee under the Pledge Agreement the capital stock of any of the Foreign Subsidiaries listed on Annex I hereto (each, an "Excluded Pledge Subsidiary"); provided however, that if, at the time of the delivery of the financial statements provided in Section 7.01(c) of the Credit Agreement, the aggregate book value of the gross assets, or the aggregate net revenues for the last four fiscal quarters, of the Excluded Pledge Subsidiaries exceeds at any time 3.0% of the book value of consolidated gross assets or consolidated net revenues, as the case may be, of Holdings and its Subsidiaries, then upon the request of the Administrative Agent or the Required Banks, Holdings or the relevant Subsidiary shall, within 90 days following such request, pledge the capital stock of such of the Excluded Pledge Subsidiaries as the Borrower may select in its discretion (at which time any such Excluded Pledge Subsidiary the stock of which is so pledged shall cease to constitute an "Excluded Pledge Subsidiary" and Annex I hereto shall be deemed modified to reflect such change) as may be required to ensure that the aggregate book value of the gross assets, or the aggregate net revenues for the last four fiscal quarters, of the then Excluded Pledge Subsidiaries does not exceed 3.0% of the book value of consolidated gross assets or consolidated net revenues, as the case may be, of Holdings and its Subsidiaries, with any such pledge of capital stock required pursuant to this proviso to be made in accordance with the relevant requirements of the Pledge Agreement and the Credit Agreement.

            2. Notwithstanding anything to the contrary contained in Sections 7.11 and 8.16 of the Credit Agreement or in the Pledge Agreement, the Banks hereby agree that Dade Finance Inc. shall not be required to pledge to the Pledgee under the Pledge Agreement any of the capital stock of Dade Behring Grundstucks GmbH.

            3. The definition of "Consolidated EBIT" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following text immediately after clause (viii) appearing in said definition:

            ", (ix) any one-time charge deducted in determining Consolidated Net Income for such period and relating to the Vendor Financing Program, provided that the aggregate amount of charges added back pursuant to this clause (ix) for all periods shall not exceed $4,500,000 and (x) non-recurring costs arising in connection with the implementation by Holdings and its Subsidiaries of the Year 2000 and Euro conversions, provided that the aggregate amount of costs added back pursuant to this clause (x) for all periods shall not exceed $35,000,000".

  II.  Miscellaneous Provisions.

            1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Eighth Amendment Effective Date, both before and after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the Eighth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Eighth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Eighth Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

            6. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                            *         *         *

            (i) Dade Behring Diagnostics San Bhd (Malaysia);

            (ii) PT Behrindonusa Perkasa (Indonesia);

            (iii) Dade Behring Diagnostics, Inc. (Philippines);

            (iv) Dade Behring Diagnostics Ltd. (Thailand);

            (v) Dade Behring Diagnostics Asia Pte. Ltd (Singapore);

            (vi) Dade Behring Diagnostics S.A.E. (Egypt);

            (vii) Dade Behring Diagnostics Ltda (Brazil);

            (viii) Dade Behring Diagnostics Ltd (UK);

            (ix) Behring Diagnostics AG (Switzerland); and

            (x) Behring Diagnostika Tibbi  Tani Arac ve Gerecleri  Ticaret
                Ltd Sirketi (Turkey)

       IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                DADE BEHRING HOLDINGS, INC.

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Nancy A. Krejsa
                                  Title:  Vice President & Treasurer

                                DADE BEHRING INC.

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Nancy A. Krejsa
                                  Title:  Vice President & Treasurer


                                BANKERS TRUST COMPANY,
                                  Individually, as Agent
                                  and as Collateral Agent

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Mary K. Coyle
                                  Title:  Managing Director


                                THE BANK OF NOVA SCOTIA

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  M.D. Smith
                                  Title:  Agent Operations


                                BANK OF TOKYO-MITSUBISHI
                                TRUST COMPANY

                                By
                                /s/
                                  -------------------------------------
                                  Name:  Paul Malecki
                                  Title:  Vice President

                                BANKBOSTON, N. A.

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Christopher J. Wickle
                                  Title:  Vice President


                                GENERAL ELECTRIC CAPITAL CORPORATION

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Holly Kaczmarczyk
                                  Title:  Duly Authorized Signatory


                                SANWA BUSINESS CREDIT CORPORATION

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Lawrence J. Placek
                                  Title:  Vice President


                                ABN AMRO BANK N.V., Chicago Branch

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Joann L. Holman
                                  Title:  Vice President

                                By
                                  /s/
                                  -------------------------------------

                                  Name:  Darin P. Fischer
                                  Title:  Assistant Vice President


                                AG CAPITAL FUNDING PARTNERS, L.P.
                                  By: Angelo, Gordon & Co., L.P., as
                                  Investment
                                  Advisor

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Jeffrey H. Aronson
                                  Title:  Managing Director

                                CITIBANK, N.A.

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                CITY NATIONAL BANK

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                CREDIT AGRICOLE INDOSUEZ

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  David Bouhl, F.V.P.
                                  Title: Head of Corporate Banking - Chicago

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Dean Balice
                                  Title: Senior Vice President Branch Manager


                                CRESCENT/MACH I PARTNERS, L.P.
                                  By TCW Asset Management Company,
                                  its Investment Manager

                                By/s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                DAI-ICHI KANGYO BANK LTD.

                                By/s/
                                  -------------------------------------
                                  Name:
                                  Title:

                                DELANO COMPANY
                                  By Pacific Investment Management Company, as its Investment Advisor

                                By/s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                FIRST NATIONAL BANK OF CHICAGO

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Christopher Cavaiani
                                  Title:  Vice President


                                THE FUJI BANK, LIMITED

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                IMPERIAL BANK

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                KEYPORT LIFE INSURANCE COMPANY
                                  By:  Stein, Roe & Farnham, as Investment
                                  Advisor

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Brian W. Good
                                  Title: Vice President & Portfolio Manager

                                MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                  By: Merrill Lynch Asset Management L.P.,
                                  as Investment advisor

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                MERRILL LYNCH PRIME RATE PORTFOLIO
                                  By:  Merrill Lynch Asset Management L.P.,
                                  as Investment Advisor

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                OCTAGON LOAN TRUST,
                                  By: Octagon Credit Investors, its Manager

                                By
                                  /s/
                                  -------------------------------------
                                  Name:
                                  Title:


                                PILGRIM AMERICA PRIME RATE TRUST
                                By: PILGRIM AMERICA INVESTMENTS, INC., as
                                  its Investment Manager

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Charles E. LeMieux, CFA
                                  Title:  Assistant Vice President

                                MORGAN STANLEY DEAN WITTER PRIME
                                INCOME TRUST

                                By
                                  /s/
                                  -------------------------------------
                                  Name
                                  Title:


                                SAKURA BANK LTD.

                                By
                                  /s/
                                  -------------------------------------
                                  Name: :  Masayuki Kobayashi
                                  Title: Joint General Manager


                                SOCIETE GENERALE

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Jose Gutierrez
                                  Title:  Vice President


                                SOUTHERN PACIFIC BANK

                                By
                                  /s/
                                  -------------------------------------
                                  Name:  Charles D. Martorano
                                  Title:  Senior Vice President


                                CAPTIVA FINANCE LTD.

                                By
                                /s/
                                  -------------------------------------
                                  Name:
                                  Title: